UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):                                                                              June 26, 2008
Grubb & Ellis Apartment REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300
Santa Ana, California		92705
(Address of principal executive		(Zip Code)
offices)
Registrant’s telephone number, including area code:          714-667-8252
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Form 8-K, or the Form 8-K, on July 2, 2008, reporting our acquisitions of Creekside Crossing and Kedron Village, located in Atlanta and Peachtree City, Georgia, respectively, as described in such Form 8-K. We are filing this Form 8-K/A, Amendment No. 1, to provide the financial information required by Item 9.01.
Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.		Page

	Creekside Crossing

	I.	Independent Auditors’ Report	3

	II.	Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2008 (Unaudited) and for the Year Ended December 31, 2007	4

	III.	Notes to Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2008 (Unaudited) and for the Year Ended December 31, 2007	5

	Kedron Village

	IV.	Independent Auditors’ Report	7

	V.	Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2008 (Unaudited) and for the Year Ended December 31, 2007	8

	VI.	Notes to Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2008 (Unaudited) and for the Year Ended December 31, 2007	9

(b)	Pro forma financial information.

	Grubb & Ellis Apartment REIT, Inc.

	I.	Unaudited Pro Forma Condensed Consolidated Financial Statements for the Six Months Ended June 30, 2008 and for the Year Ended December 31, 2007	11

	II.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2008	12

	III.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2007	13

	IV.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements for the Six Months Ended June 30, 2008 and for the Year Ended December 31, 2007	14

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
Grubb & Ellis Apartment REIT, Inc.
     We have audited the accompanying statement of revenues and certain expenses of Creekside Crossing, or the Property, for the year ended December 31, 2007. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses and is not intended to be a complete presentation of the Property’s revenues and expenses.
     In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the statement of revenues and certain expenses of Creekside Crossing for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ KMJ Corbin & Company LLP
KMJ Corbin & Company LLP
Irvine, California
September 2, 2008

CREEKSIDE CROSSING
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Three Months Ended March 31, 2008 (Unaudited) and
for the Year Ended December 31, 2007

	Three Months Ended	Year Ended
	March 31, 2008	December 31, 2007

Revenues:
Rental and other property revenue	$737,000	$2,938,000

Certain expenses:
Grounds and building maintenance	46,000	246,000
Real estate taxes	91,000	350,000
Electricity, water and gas utilities	25,000	123,000
Property and asset management fees	29,000	118,000
Insurance	15,000	74,000
General and administrative	81,000	370,000

Total certain expenses	287,000	1,281,000

Revenues in excess of certain expenses	$450,000	$1,657,000

The accompanying notes are an integral part of these statements of revenues and certain expenses.

CREEKSIDE CROSSING
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Three Months Ended March 31, 2008 (Unaudited) and
for the Year Ended December 31, 2007
NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION
     Organization
          The accompanying statements of revenues and certain expenses include the operations of Creekside Crossing, or the Property, located in Lithonia, Georgia. The Property is a 280-unit residential apartment complex and was approximately 95.0% leased as of December 31, 2007.
     Basis of Presentation
          The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statements of revenues and certain expenses include the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statements of revenues and certain expenses are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.
          The accompanying statements of revenues and certain expenses are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by Grubb & Ellis Apartment REIT, Inc. in the future operations of the Property have been excluded.
NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     Revenue Recognition
          The Property leases multi-family residential apartments under operating leases generally with terms of one year or less. Rent and other property revenue is recorded when due from residents and is recognized monthly as it is earned. Other property revenue consists primarily of utility rebillings, other expense reimbursements, and administrative, application and other fees charged to residents.
     Repairs and Maintenance
          Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.
     Use of Estimates
          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from those estimates.
     Unaudited Interim Information
          The statement of revenues and certain expenses for the three months ended March 31, 2008 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

CREEKSIDE CROSSING
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES – (Continued)
NOTE 3 – RELATED PARTY TRANSACTIONS
     The owners of the Property have contracted with a related party to manage the Property and its assets. Monthly fees for property management services are 3% of gross income and monthly fees related to asset management services are approximately $2,500. For the three months ended March 31, 2008 (unaudited) and for the year ended December 31, 2007, the Property incurred expenses of $29,000 and $118,000, respectively, related to property and asset management fees.
NOTE 4 - COMMITMENTS AND CONTINGENCIES
     Litigation
          The Property may be subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.
     Environmental Matters
          In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.
     Other Matters
          Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.
NOTE 5 – SUBSEQUENT EVENT
          On June 26, 2008, Grubb & Ellis Apartment REIT, Inc., through its subsidiary, purchased the Property for a purchase price of $25,400,000, plus closing costs.

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
Grubb & Ellis Apartment REIT, Inc.
     We have audited the accompanying statement of revenues and certain expenses of Kedron Village, or the Property, for the year ended December 31, 2007. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses and is not intended to be a complete presentation of the Property’s revenues and expenses.
     In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the statement of revenues and certain expenses of Kedron Village for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ KMJ Corbin & Company LLP
KMJ Corbin & Company LLP
Irvine, California
September 2, 2008

KEDRON VILLAGE
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Three Months Ended March 31, 2008 (Unaudited) and
for the Year Ended December 31, 2007

	Three Months Ended	Year Ended
	March 31, 2008	December 31, 2007

Revenues:
Rental and other property revenue	$705,000	$2,872,000

Certain expenses:
Grounds and building maintenance	54,000	263,000
Real estate taxes	48,000	183,000
Electricity, water and gas utilities	33,000	145,000
Property management fees	28,000	116,000
Insurance	11,000	25,000
General and administrative	93,000	371,000

Total certain expenses	267,000	1,103,000

Revenues in excess of certain expenses	$438,000	$1,769,000

The accompanying notes are an integral part of these statements of revenues and certain expenses.

KEDRON VILLAGE
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Three Months Ended March 31, 2008 (Unaudited) and
for the Year Ended December 31, 2007
NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION
     Organization
          The accompanying statements of revenues and certain expenses include the operations of Kedron Village, or the Property, located in Peachtree City, Georgia. The Property is a 216-unit residential apartment complex and was approximately 92.6% leased as of December 31, 2007.
     Basis of Presentation
          The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statements of revenues and certain expenses include the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statements of revenues and certain expenses are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.
          The accompanying statements of revenues and certain expenses are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by Grubb & Ellis Apartment REIT, Inc. in the future operations of the Property have been excluded.
NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     Revenue Recognition
          The Property leases multi-family residential apartments under operating leases generally with terms of one year or less. Rent and other property revenue is recorded when due from residents and is recognized monthly as it is earned. Other property revenue consists primarily of utility rebillings, parking fees, other expense reimbursements, and administrative, application and other fees charged to residents.
     Repairs and Maintenance
          Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.
     Use of Estimates
          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from those estimates.
     Unaudited Interim Information
          The statement of revenues and certain expenses for the three months ended March 31, 2008 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

KEDRON VILLAGE
NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN EXPENSES – (Continued)
NOTE 3 – RELATED PARTY TRANSACTIONS
     The owners of the Property have contracted with a related party to manage the Property. Monthly fees for property management services are 4% of gross income. For three months ended March 31, 2008 (unaudited) and for the year ended December 31, 2007, the Property incurred expenses of $28,000 and $116,000, respectively, related to property management fees.
NOTE 4 - COMMITMENTS AND CONTINGENCIES
     Litigation
          The Property may be subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.
     Environmental Matters
          In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.
     Other Matters
          Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.
NOTE 5 – SUBSEQUENT EVENT
     On June 27, 2008, Grubb & Ellis Apartment REIT, Inc., through its subsidiary, purchased the Property for a purchase price of $29,600,000, plus closing costs.

Grubb & Ellis Apartment REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements
For the Six Months Ended June 30, 2008 and for the Year Ended December 31, 2007
          The unaudited pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our June 30, 2008 Quarterly Report on Form 10-Q and December 31, 2007 Annual Report on Form 10-K. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
          The accompanying unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2008 and for the year ended December 31, 2007 are presented as if we acquired The Park at Northgate Apartments, or the Northgate property, The Residences at Braemar Apartments, or the Braemar property, Baypoint Resort Apartments, or the Baypoint property, Towne Crossing Apartments, or the Towne Crossing property, Villas of El Dorado, or the El Dorado property, The Myrtles at Olde Towne, or the Myrtles property, The Heights at Olde Towne, or the Heights property, Arboleda Apartments, or the Arboleda property, Creekside Crossing, or the Creekside property, and Kedron Village, or the Kedron property, or collectively the Properties, and obtained the Wachovia Loan on January 1, 2007. The Properties were acquired using a combination of debt financing and proceeds, net of offering costs, received from our initial public offering through the acquisition date at $10.00 per share. In some cases, we secured debt financing on a property subsequent to acquisition. However, the pro forma adjustments assume that the debt proceeds and offering proceeds were raised as of January 1, 2007.
          An unaudited pro forma condensed consolidated balance sheet as of June 30, 2008 is not presented as the effect of the acquisitions of the Creekside property and the Kedron property are fully reflected in our historical consolidated balance sheet as of June 30, 2008.
          The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations or financial position that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations or financial position that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of the Properties based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisitions and are subject to change.

Grubb & Ellis Apartment REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Six Months Ended June 30, 2008

			Q1 2008
		2007 Previously	Previously
	Company	Reported	Reported	Acquisition of		Acquisition of		Company
	Historical (A)	Transactions (B)	Transaction (C)	Creekside Property (D)		Kedron Property (E)		Pro Forma
Revenues:
Rental income and other property revenue	$13,572,000	$—	$720,000	$1,433,000		$1,379,000		$17,104,000

Expenses:
Rental expenses	6,977,000	—	394,000	574,000	(F)	533,000	(F)	8,478,000
General and administrative	2,241,000	—	123,000	131,000	(G)	154,000	(G)	2,649,000
Depreciation and amortization	5,119,000	(1,106,000)	40,000	409,000	(H)	527,000	(H)	4,989,000

Total expenses	14,337,000	(1,106,000)	557,000	1,114,000		1,214,000		16,116,000

(Loss) income before other income (expense):	(765,000)	1,106,000	163,000	319,000		165,000		988,000
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt discount):
Interest expense related to mezzanine line of credit and note payables to affiliate	(46,000)	—	—	—		(89,000	)(I)	(135,000)
Interest expense related to mortgage loan payables and line of credit	(5,185,000)	—	(380,000)	(945,000	)(I)	(847,000	)(I)	(7,357,000)
Interest and dividend income	16,000	—	—	—		—		16,000

(Loss) income from continuing operations	$(5,980,000)	$1,106,000	$(217,000)	$(626,000)		$(771,000)		$(6,488,000)

Loss from continuing operations per share – basic and diluted	$(0.58)							$(0.56)

Weighted average number of common shares outstanding – basic and diluted	10,364,248							11,600,905	(J)

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Grubb & Ellis Apartment REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2007

			Q1 2008
		2007 Previously	Previously
	Company	Reported	Reported	Acquisition of		Acquisition of		Company
	Historical (K)	Transactions (L)	Transaction (M)	Creekside Property (N)		Kedron Property (O)		Pro Forma
Revenues:
Rental income and other property revenue	$12,705,000	$13,008,000	$1,632,000	$2,938,000		$2,872,000		$33,155,000

Expenses:
Rental expenses	6,223,000	7,431,000	1,346,000	1,280,000	(P)	1,102,000	(P)	17,382,000
General and administrative	2,383,000	914,000	226,000	197,000	(Q)	229,000	(Q)	3,949,000
Depreciation and amortization	5,385,000	4,969,000	1,206,000	1,166,000	(R)	1,439,000	(R)	14,165,000

Total expenses	13,991,000	13,314,000	2,778,000	2,643,000		2,770,000		35,496,000

(Loss) income before other income (expense):	(1,286,000)	(306,000)	(1,146,000)	295,000		102,000		(2,341,000)
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt discount):
Interest expense related to mezzanine line of credit and note payables to affiliate	(204,000)	(1,218,000)	—	—		(183,000	)(S)	(1,605,000)
Interest expense related to mortgage loan payables and line of credit	(4,182,000)	(5,588,000)	(2,409,000)	(1,967,000	)(S)	(1,777,000	)(S)	(15,923,000)
Interest and dividend income	91,000	—	—	—		—		91,000
Other income, net	2,000	—	—	—		—		2,000

Loss from continuing operations	$(5,579,000)	$(7,112,000)	$(3,555,000)	$(1,672,000)		$(1,858,000)		$(19,776,000)

Loss from continuing operations per share – basic and diluted	$(1.10)							$(1.72)

Weighted average number of common shares outstanding – basic and diluted	5,063,942							11,474,772	(T)

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Grubb & Ellis Apartment REIT, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
For the Six Months Ended June 30, 2008 and for the Year Ended December 31, 2007
1.	Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2008
          (A) As reported in our June 30, 2008 Quarterly Report on Form 10-Q.
          (B) Amounts represent the pro forma adjustments to depreciation and amortization for the six months ended June 30, 2008 of the Northgate property, the Braemar property, the Baypoint property, the Towne Crossing property, the El Dorado property, the Myrtles property, and the Heights property (properties acquired during the year ended December 31, 2007) as if these assets had been acquired as of January 1, 2007.
          (C) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Arboleda property (transaction during the three months ended March 31, 2008 that was previously reported) as if the asset had been acquired as of January 1, 2007.
          (D) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Creekside property for the six months ended June 30, 2008.
          (E) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Kedron property for the six months ended June 30, 2008.
          (F) Pursuant to our advisory agreement, an affiliate of our advisor is entitled to receive, for its services in managing our properties, a monthly property management fee of up to 4.0% of the gross cash receipts of the property. The historical rates varied. As a result, the amount reflects property management fees reflective of our current advisory agreement.
          Also, adjustments were made for an incremental property tax expense assuming the acquisition prices and historical property tax rate.
          (G) Pursuant to our advisory agreement, an affiliate of our advisor is entitled to receive a monthly asset management fee calculated at one-twelfth of 1.0% of average invested assets, calculated as of the close of business on the last day of each month, subject to our stockholders receiving annualized distributions in an amount equal to at least 5.0% per annum on average invested capital. The asset management fee is calculated monthly not to exceed one-twelfth of 1.0% of the average invested assets as of the last day of the immediately preceding quarter. At the time of the acquisition of the Creekside property and the Kedron property, the stockholders had received annualized distributions greater than 5.0% per annum. As such, we assumed an asset management fee was incurred for the six months ended June 30, 2008.
          (H) Depreciation expense on the portion of the purchase price allocated to building is recognized using the straight-line method and a 40 year life. Depreciation expense on the portion of the purchase price allocated to land improvements is recognized using the straight-line method over the average remaining useful life of approximately 5 years and 7 years for the Creekside property and the Kedron property, respectively. Depreciation expense on the portion of the purchase price allocated to furniture, fixtures and equipment is recognized using the straight-line method and an estimated average useful life of approximately 7 years and 9 years for the Creekside property and the Kedron property, respectively. Amortization for in place leases is recognized using the straight-line method over the average remaining lease term of 6 months for both the Creekside property and the Kedron property. Amortization expense on intangible tenant relationships is recognized using the straight-line method over an estimated useful life of 6 months for both the Creekside property and the Kedron property.
          The purchase price allocations, and therefore depreciation and amortization expense, are preliminary and are subject to change.

Grubb & Ellis Apartment REIT, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements – (Continued)
          (I) We assumed the Creekside property was financed through a 7-year, secured loan of $17,000,000 and $9,487,000 in borrowings under a loan with Wachovia Bank, National Association, or Wachovia. We assumed the Kedron property was financed through a 7-year, secured loan of $20,000,000, $6,513,000 in borrowings under a loan with Wachovia, $3,700,000 in borrowings under a fixed rate, 4.95% per annum unsecured loan from NNN Realty Advisors, Inc. and the net proceeds from the issuance of approximately 68,949 shares of our common stock from our intial public offering. As such, this amount represents interest expense, and the amortization of the corresponding loan fees, on such debt instruments. The mortgage loan payables and the loans with Wachovia bear interest at a variable rate. If interest rates increase by 0.125%, interest expense would increase by $30,000 for the six months ended June 30, 2008.
          (J) Represents the weighted average number of shares of common stock from our initial public offering required to generate sufficient offering proceeds to fund the transactions. The calculation assumes the transactions occurred on January 1, 2007.
2.	Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2007
          (K) As reported in our December 31, 2007 Annual Report on Form 10-K.
          (L) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations from January 1, 2007 through the acquisition date of the Northgate property, the Braemar property, the Baypoint property, the Towne Crossing property, the El Dorado property, the Myrtles property, and the Heights property (properties acquired during the year ended December 31, 2007 that were previously reported) as if these assets had been acquired as of January 1, 2007.
          (M) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Arboleda property (transaction during the three months ended March 31, 2008 that was previously reported) as if the asset had been acquired as of January 1, 2007.
          (N) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Creekside property for the year ended December 31, 2007.
          (O) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Kedron property for the year ended December 31, 2007.
          (P) Pursuant to our advisory agreement, an affiliate of our advisor is entitled to receive, for its services in managing our properties, a monthly property management fee of up to 4.0% of the gross cash receipts of the property. The historical rates varied. As a result, the amount reflects property management fees reflective of our current advisory agreement.
          Also, adjustments were made for an incremental property tax expense assuming the acquisition prices and historical property tax rate.
          (Q) Pursuant to our advisory agreement, an affiliate of our advisor is entitled to receive a monthly asset management fee calculated at one-twelfth of 1.0% of average invested assets, calculated as of the close of business on the last day of each month, subject to our stockholders receiving annualized distributions in an amount equal to at least 5.0% per annum on average invested capital. The asset management fee is calculated monthly not to exceed one-twelfth of 1.0% of the average invested assets as of the last day of the immediately preceding quarter. At the time of the acquisition of the Creekside property and the Kedron property, the stockholders had received annualized distributions greater than 5.0% per annum. As such, an asset management fee was incurred for the year ended December 31, 2007.
          (R) Depreciation expense on the portion of the purchase price allocated to building is recognized using the straight-line method and a 40 year life. Depreciation expense on the portion of the purchase price allocated to land improvements is recognized using the straight-line method over the average remaining useful life of approximately 5

Grubb & Ellis Apartment REIT, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements – (Continued)
years and 7 years for the Creekside property and the Kedron property, respectively. Depreciation expense on the portion of the purchase price allocated to furniture, fixtures and equipment is recognized using the straight-line method and an estimated average useful life of approximately 7 years and 9 years for the Creekside property and the Kedron property, respectively. Amortization for in place leases is recognized using the straight-line method over the average remaining lease term of 6 months for both the Creekside property and the Kedron property. Amortization expense on intangible tenant relationships is recognized using the straight-line method over an estimated useful life of 6 months for both the Creekside property and the Kedron property.
          The purchase price allocations, and therefore depreciation and amortization expense, are preliminary and are subject to change.
          (S) We assumed the Creekside property and the Kedron property were financed using debt instruments as noted above in note (I). As such, this amount represents interest expense, and the amortization of the corresponding loan fees, on such debt instruments. The mortgage loan payables and the loans with Wachovia bear interest at a variable rate. If interest rates increase by 0.125%, interest expense would increase by $60,000 for the year ended December 31, 2007.
          (T) Represents the weighted average number of shares of common stock from our initial public offering required to generate sufficient offering proceeds to fund the transactions. The calculation assumes the transactions occurred on January 1, 2007.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Apartment REIT, Inc.

Date: September 11, 2008	By:	/s/ Stanley J. Olander, Jr.

Name: Stanley J. Olander, Jr.
Title: Chief Executive Officer and President